UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

Agios Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36014	26-0662915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Sidney Street, Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 649-8600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	AGIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 11, 2020, Agios Pharmaceutics, Inc. (the “Company”) entered into a royalty purchase agreement (the “Purchase Agreement”) with RPI 2019 Intermediate Finance Trust, a Delaware statutory trust (“RPI”). Pursuant to the Purchase Agreement, the Company sold to RPI its tiered, sales-based royalty rights on worldwide net sales of Bristol Myers Squibb’s IDHIFA® (enasidenib) product and any other product that contains the compound enasidenib as an active ingredient (the “Product”), as well as its rights to receive up to $55 million in outstanding regulatory milestone payments upon achievement of certain specified milestones with respect to the Product, and any replacements of those Product royalties and milestones (collectively, the “Royalty”), pursuant to the Discovery and Development Collaboration and License Agreement by and between Celgene Corporation (“Celgene”) and the Company, dated as of April 14, 2010, as amended (the “License Agreement”). Celgene is a wholly-owned subsidiary of Bristol Myers Squibb. In consideration for the sale of the Royalty, RPI paid the Company $255.0 million in cash consideration at the closing of the sale.

Under the Purchase Agreement, and in connection with its sale of the Royalty, the Company has agreed to specified negative covenants with respect to the exercise of its rights under the License Agreement, including the Company’s right to amend, assign and terminate the License Agreement. In addition, the Company has agreed not to commence or join any action for infringement of the Company’s intellectual property rights to the extent such infringement is competitive with the Product without RPI’s prior written consent. The Company has also agreed to enforce the License Agreement at RPI’s direction with respect to any Celgene breach related to the Product, payments of the Royalty and the Company’s intellectual property rights related to the Product. The Purchase Agreement also contains representations and warranties, other covenants, indemnification obligations and other provisions customary for transactions of this nature.

The Purchase Agreement will terminate 60 days following the date on which Celgene is no longer obligated to make any payments of the Royalty pursuant to the License Agreement. Upon termination of the License Agreement by Celgene for convenience or by the Company for Celgene’s material breach or bankruptcy, the Company has the right to negotiate with RPI for the right to commercialize the Product and has otherwise agreed to license the intellectual property rights that it controls under the License Agreement related to the Product to a third party selected by RPI at RPI’s direction and expense.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the fiscal quarter ending June 30, 2020.

Item 8.01.	Other Events.

The full text of the press release announcing the consummation of the transactions contemplated by the Purchase Agreement on June 12, 2020 is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On June 12, 2020, the Company issued a press release announcing interim data from its ongoing phase 2 trial evaluating single agent mitapivat in non-transfusion-dependent α- and ß-thalassemia. Data from the study were featured in an oral presentation at the 25th European Hematology Association Annual Congress, which is being held virtually. Also on June 12, 2020, the Company issued a press release announcing that clinical proof-of-concept has been established based on a preliminary analysis in the phase 1 trial of mitapivat in patients with sickle cell disease. The full text of these press releases are attached as Exhibits 99.2 and 99.3, respectively, hereto and are incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 hereto contain forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those regarding: Agios’ use of proceeds from the transaction with RPI, developments regarding Agios’ collaboration agreement with Celgene, the potential benefits of mitapivat, Agios’ plans for the further clinical development of mitapivat and Agios’ strategic plans and prospects. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “would,” “could,” “potential,” “possible,” “hope” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from Agios’ current expectations and beliefs. For example, there can be no guarantee that any product candidate Agios or its collaborators is developing will successfully commence or complete necessary preclinical and clinical development phases, or that development of any of Agios’ product candidates will successfully continue. There can be no guarantee that any positive developments in Agios’ business will result in stock price appreciation. Management’s expectations and, therefore, any forward-looking statements in this press release could also be affected by risks and uncertainties relating to a number of other important factors, including, without limitation: risks and uncertainties related to the impact of the COVID-19 pandemic to Agios’ business, operations, strategy, goals and anticipated milestones, including its ongoing and planned research activities, ability to conduct ongoing and planned clinical trials, clinical supply of current or future drug candidates, commercial supply of current or future approved products, and launching, marketing and selling current or future approved products; Agios’ results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the United States Food and Drug Administration, the European Medicines Agency or other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; Agios’ ability to obtain and maintain requisite regulatory approvals and to enroll patients in its planned clinical trials; unplanned cash requirements and expenditures; competitive factors; Agios’ ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing; Agios’ ability to maintain key collaborations; and general economic and market conditions. These and other risks are described in greater detail in Agios’ public filings with the Securities and Exchange Commission. Any forward-looking statements contained in this Current Report, Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 speak only as of the date hereof, and Agios expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued June 12, 2020 (Purchase Agreement)

99.2	Press release issued June 12, 2020 (mitapivat for thalassemia)

99.3	Press release issued June 12, 2020 (mitapivat for sickle cell disease)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGIOS PHARMACEUTICALS, INC.

Date: June 12, 2020	By:	/s/ Jacqualyn A. Fouse
Jacqualyn A. Fouse, Ph.D.
Chief Executive Officer